                            SCIOTO INVESTMENT COMPANY




                               2001 ANNUAL REPORT,

                               PRIVACY STATEMENT,

                          NOTICE OF ANNUAL MEETING, and

                                 PROXY STATEMENT

                            SCIOTO INVESTMENT COMPANY
                 c/o 4561 Lanes End St., Columbus, OH 43220-4254

DIRECTORS: Stephen Kellough, Marilyn Brown Kellough, Donald C. Fanta, Kent K. Rinker, John E. Josephson, Paul D. Trott, Joseph L. Churilla, Jr.

OFFICERS: Stephen Kellough -- Chairman, President, CEO, and Treasurer; Marilyn Brown Kellough - Vice President and Secretary; Deborah Kellough Sayre - Vice President - Administration; Elizabeth Anne Kellough - Vice President - Asst. Secretary; Stephen Wayne Kellough - Vice President - Asst. Treasurer

LEGAL COUNSEL: Porter, Wright, Morris & Arthur LLP, Columbus, OH

AUDITOR: Deloitte & Touche LLP, Columbus, OH

Class A Common Stock Transfer Agent and Registrar: National City Bank, Stock Transfer Dept., Corp. Trust Operations, 4100 West 150th St., 3rd Floor, Cleveland, OH 44135-1385

                                      Bond Portfolio
                                     Weighted Average                      Class A Common Stock
      U.S. Consumer              Maturity Term in Years at               Market Price per Share at
       Price Index                      December 31                             December 31
       -----------                      -----------                             -----------
                                                                          Bid                 Asked
                                                                          ---                 -----
1976                 4.8%
-------------------------
1977                 6.8
------------------------
1978                 9.0
------------------------
1979                13.3
------------------------
1980                12.4
------------------------
1981                 8.9
------------------------
1982                 3.8
------------------------
1983                 4.0
------------------------
1984                 4.0
------------------------
1985                 3.8                    7.1                          $7.00
------------------------------------------------------------------------------
1986                 1.1                    7.0                           7.50
------------------------------------------------------------------------------
1987                 4.4                    6.2                           7.50
------------------------------------------------------------------------------
1988                 4.4                    6.0                           8.20
------------------------------------------------------------------------------
1989                 4.7                    3.8                           9.00
------------------------------------------------------------------------------
1990                 6.1                    3.3                          12.00
------------------------------------------------------------------------------
1991                 3.1                    3.0                          12.00                $15.00
----------------------------------------------------------------------------------------------------
1992                 2.9                    2.8                          11.50                 14.50
----------------------------------------------------------------------------------------------------
1993                 2.8                    2.0                          11.00                 15.00
----------------------------------------------------------------------------------------------------
1994                 2.7                    1.4                          12.00                 14.00
----------------------------------------------------------------------------------------------------
1995                 2.5                    1.4                          11.50                 14.00
----------------------------------------------------------------------------------------------------
1996                 3.3                    2.0                           8.00
-----------------------------------------------------------------------------------------------------
1997                 2.0                    1.4
-----------------------------------------------
1998                 1.6                    3.5
-----------------------------------------------
1999                 2.5                    4.0
-----------------------------------------------
2000                 3.4                    4.4
-----------------------------------------------
2001                 2.2                    5.5
-----------------------------------------------

                                        2

Dear Fellow Shareholders:

     Scioto Investment Company ("Scioto") earned net investment income of $0.46 per share for 2001 compared to $0.48 per share for 2000. Per share dividend distributions to shareholders for 2001 were $0.45, compared to $0.48 for the prior year. Net asset value per share increased $0.04 to $17.16 at December 31, 2001, from $17.12 at December 31, 2000. Per share appreciation of investments was $0.03 in 2001 versus $0.42 in 2000. Please refer to the accompanying financial statements and schedules as audited by Deloitte & Touche LLP for the detailed Scioto financial information.

     Director Donald C. Fanta is retiring from Scioto's Board of Directors this year and is not standing for re-election as a director at the Company's annual meeting of shareholders to be held in Columbus on June 12, 2002. On behalf of Scioto, I would like to take this opportunity to thank Mr. Fanta for his outstanding service as a director for the past ten years. We will greatly miss his expert advice and counsel.

     Director Paul D. Trott is retiring from Scioto's Board of Directors this year and is not standing for re-election as a director at the Company's annual meeting of shareholders. Mr. Trott has been a director of Scioto since June, 1999, and I would like to take this opportunity to thank him for his dedicated service and advice since his election.

     We are pleased to announce that Stephen E. Dutton, CPA (currently inactive), MBA (Finance-Ohio State University, 1974), has been nominated by Scioto's Board of Directors to stand for election as a director of Scioto at the annual shareholders' meeting to be held on June 12, 2002. Mr. Dutton joined the Don M. Casto Organization, Columbus, Ohio in 1995 where he is Chief Operating Officer, Chief Financial Officer, and a partner.

     Since 1976, Scioto has qualified as both a regulated investment company under the Internal Revenue Code and a non-diversified closed-end management company under the Investment Company Act of 1940. It is expected that the Company will again so qualify in 2002. Please refer to the "Federal Income Tax" section of Note 1 to the Financial Statements on page 20 of this report for additional Scioto tax information.

     Scioto invests primarily in federal income tax-exempt bonds of Ohio issuers which are rated "A" or better by Moody's Investors Service, Inc., including the effect of bond insurance coverage, if applicable. Under Scioto's continuing dividend policy, it is expected that virtually all of the Company's 2002 net investment income will be distributed to shareholders as quarterly dividends which are exempt from federal income tax.

Sincerely,

SCIOTO INVESTMENT COMPANY


/s/ Stephen Kellough

Stephen Kellough; Chairman, President, CEO and Treasurer; May 2002

                            Scioto Investment Company
                            Client Privacy Statement

--------------------------------------------------------------------------------

     On June 22, 2000, the Securities and Exchange Commission adopted Regulation S-P relating to the privacy of consumer financial information. Regulation S-P requires that financial institutions provide privacy notices in various instances and to adopt policies and procedures to protect the personal information of its consumers and customers. This statement describes our privacy policy and how we handle your personal information.

We are Committed to Protecting Your Privacy.

We respect every individual's right to privacy. We understand the importance you place on the privacy and security of information that personally identifies you or your affiliation with us.

Why and How We Collect Personal Information.

We collect personal information about you for the purpose of providing you with information about your investment with the Company, including proxy materials, annual reports and initiatives proposed by the Company and its board of directors, as well as for processing your requests for information and providing shareholder services. The personal information we collect about you includes:

     . Information we receive from you in connection with your purchase of shares of the Company, as well as additional information you may provide us in connection with your ongoing ownership of the shares, such as your home address, telephone number and certain financial information;

     . Information that we generate to service your shareholder account, such as account statements; and

     . Information that we may receive from third parties with respect to your shareholder account, such as the acquisition or disposition of shares of the Company.

We Protect the Confidentiality of Your Personal Information in the Following
Manner:

We do not sell personal information to anyone.

We disclose personal information only as required by law or with your permission.

We disclose or report personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, or to protect our rights or property.

We use personal information in ways that are compatible with the purposes for which we originally requested it. For example, we will use the information you give us to provide you with shareholder information and to present to you, in the form of a proxy statement, matters which require the vote of our shareholders. To do so, we may share personal information with an agent or affiliate.

We limit the collection and use of personal information to what is necessary to administer our business and to deliver information about us to you.

When We Share Your Personal Information With Our Affiliates.

In order for us to provide you with information about us, we do disclose your personal information in very limited instances which include:

     . Disclosures to companies as permitted by law, including those necessary to service your account, such as providing account information to brokers and custodians;

     . Disclosures to companies that perform services on our behalf, such as mailing your shareholder account statement, our annual report and proxy materials to you.

How We Protect Your Personal Information That We Share With Our Affiliates

When we share personal information with an agent or affiliate, we protect that personal information with a strict confidentiality agreement. Companies that we hire to provide support services or act as our agent must conform to our privacy standards.

Our internal policies prohibit employees who have access to our customer's personal information from using or disclosing the information except for business use. All employees are required to sign a confidentiality agreement that requires them to protect your personal information.

On occasion we may request that a company that is not affiliated with us distribute your shareholder account statement, our annual report or proxy materials and other related materials and information. In all cases your personal information is protected by a strict confidentiality agreement. We do not allow any non-affiliated companies to retain your personal information longer than necessary to provide you with the information we have requested they deliver to you.

Updating Your Personal Information.

We will give you reasonable access to the information we have about you. Most of this information is contained in shareholder account statements that you receive and materials that you submit in connection with proxy voting. The accuracy of your personal information is important. If you need to correct or update your personal information, please contact us at Scioto Investment Company, c/o Richard E. Schafer Co., 4770 Indianola Avenue, Columbus, Ohio 43214. One of our officers will be happy to review, correct or update your personal information.

                           Scioto Investment Company
Bond Listing Under the 5-25-50% Rate of Internal Revenue Code Sec. 851(b)(3) of
                                  Subchapter M
                               December 31, 2001


Total Asset Value                                     $7,698,106

5% of Total Asset Value                                 $384,905
25% of Total Asset Value                              $1,924,527
50% of Total Asset Value                              $3,849,053



                                              Purchase         Yield to Maturity          Market            % of Total
Bond Issuer                                     Date           at Purchase Date           Value             Asset Value
-----------                                     ----            -------------             -----             -----------
Akron, Ohio MBIA                             12/6/2001              4.230%              $559,770               7.27%

Hilliard, Ohio CSD                           4/12/2000              4.800%               318,468               4.14%
Hilliard, Ohio CSD                           4/12/2000              4.800%               317,850               4.13%
-----------------------------------------------------------------------------------------------------------------------
Total Hilliard, Ohio CSD                                                                 636,318               8.27%

Ohio State PUB FACS Commn. Higher            11/27/1998             3.650%               311,721               4.05%
Ohio State PUB FACS Commn. Higher            12/10/1998             4.000%               303,504               3.94%
Ohio State PUB FACS Commn. Higher            12/10/1998             4.000%               199,938               2.60%
-----------------------------------------------------------------------------------------------------------------------
Total Ohio State PUB FACS Commn. Higher                                                  815,163              10.59%

Ohio State Univ. Gen. RCPTS.                  12/1/1999             5.060%               938,934              12.20%
-----------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                 $2,950,185              38.33%
=======================================================================================================================

                                       6

                            SCIOTO INVESTMENT COMPANY
                                 Columbus, Ohio

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     To Be Held on Wednesday, June 12, 2002


To the Shareholders of
Scioto Investment Company

     The Annual Meeting of Shareholders of Scioto Investment Company, which was incorporated in 1933 in Ohio (the "Fund"), will be held at the law offices of Porter, Wright, Morris & Arthur LLP, 41 South High Street, 28th Floor, Columbus, Ohio on Wednesday, June 12, 2002, at 10:00 a.m. local time, for the following purposes:

     (1) To fix the number of directors at six (6) and to elect six (6) directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

     (2) To consider and act upon a proposal to approve the selection of Deloitte & Touche LLP as the independent public accountants for the Fund and their predecessors since 1937 for the fiscal year ending December 31, 2002; and

     (3) To consider and act upon any matters incidental to the foregoing and to transact such other matters as may properly come before the meeting and any adjournment or adjournments thereof.

     Shareholders of record at the close of business on Wednesday, May 1, 2002, will be entitled to notice of and to vote at the meeting.

     If you do not expect to be present at the meeting, please fill in, date, sign and return the enclosed Proxy, which is solicited by the Board of Directors. The Proxy is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                                       By Order of the Board of Directors

May 10, 2002                           MARILYN BROWN KELLOUGH, Secretary


                                    IMPORTANT
                                    ---------

IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY. THE ACCOMPANYING ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            SCIOTO INVESTMENT COMPANY

                            c/o 4561 Lanes End Street
                            Columbus, Ohio 43220-4254

                      PROXY STATEMENT FOR ANNUAL MEETING OF
                     SHAREHOLDERS--Wednesday, June 12, 2002

     The accompanying Proxy is solicited by the Board of Directors of Scioto Investment Company, which was incorporated in 1933 in Ohio (the "Fund"), in connection with the Annual Meeting of Shareholders to be held at the law offices of Porter Wright Morris & Arthur LLP, 41 South High Street, 28th Floor, Columbus, Ohio, on Wednesday, June 12, 2002, at 10:00 a.m. local time. Every executed Proxy returned in time to be voted at the meeting will be voted, and if a specification is made with respect to any proposal, the Proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposals. Anyone giving a Proxy may revoke it prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

     At the close of business on Wednesday, May 1, 2002, the record date for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 108,800 Class A Common Shares (one vote per share) and 339,150 Class B Common Shares (ten votes per share).

     Under the laws of Ohio, if notice in writing is given by any shareholder possessing the power to vote at the election of directors, to the President, a Vice President or the Secretary of a corporation, not less than 48 hours before the time fixed for holding a meeting of the shareholders for the purpose of electing directors, if notice of such meeting has been given at least ten days prior thereto, and otherwise not less than 24 hours before such time, that he desires that the voting at such election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder possessing the power to vote for the election of directors has the right to cumulate such voting power as he possesses and to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of his votes, or to distribute his votes on the same principle among two or more candidates, as he sees fit. In the event that cumulative voting shall be in effect for the election of directors at the forthcoming Annual Meeting, the votes represented by Proxies obtained by this solicitation, unless otherwise directed, will be distributed among the nominees set forth below in such manner and proportion as is directed by the Board of Directors.

     This Proxy Statement and Proxy were first mailed to shareholders on or about May 10, 2002.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth as of May 1, 2002, each person and group known by the Board of Directors of the Fund to own beneficially more than 5% of any class of the Fund's outstanding voting securities and the beneficial ownership of such securities on that date of all directors and executive officers of the Fund as a group.

------------------------------------------------------------------------------------
                                    Whole Shares            Total
Name and Address of                Class of Stock    Owned Beneficially      Percent
 Beneficial Owner                   of the Fund       As of May 1, 2002     Of Class
------------------------------------------------------------------------------------
Stephen Kellough                    Class A               22,410              20.60%
 Columbus, Ohio 43220               Class B                2,450              0.72%

Marilyn Brown Kellough              Class A               26,850  (1)         24.68%
 Columbus, Ohio 43220               Class B              241,500  (1)         71.21%

Marilyn and Stephen                 Class A               49,260  (1)         45.28%
 Kellough (consolidated)(2)         Class B              243,950  (1)         71.93%

Elizabeth Anne Kellough             Class A               11,350              10.43%
 Powell, Ohio 43065                 Class B               40,100              11.83%

Stephen Wayne Kellough              Class A               11,350              10.43%
 Columbus, Ohio 43220               Class B               40,100              11.83%

Executive Officers and Directors    Class A               49,300              45.31%
 as a group (7 in group)            Class B              243,950              71.93%

(1) The beneficial ownership figures for Mrs. Kellough include 57,700 Class B Common Shares held as trustee of the Wayne E. Brown Testamentary Trust and 39,950 Class B Common Shares and 11,350 Class A Common Shares held as trustee of the Mary Ruth Brown Testamentary Trust. Mrs. Kellough disclaims beneficial ownership of those shares as to which she has no beneficial interest.

(2) The beneficial ownership figures have been consolidated for Mr. and Mrs. Kellough who are husband and wife. They nevertheless disclaim the beneficial ownership of each other's shares.

                              ELECTION OF DIRECTORS

     The Board of Directors of the Fund intends that the shares represented by Proxies will be voted for fixing the number of directors at six (6) and, unless otherwise directed, for the election of the following nominees as directors, to hold office until the next Annual Meeting of Shareholders and until their successors are elected or qualified. Should any of the nominees be unable to accept the nomination or election, which the Board of Directors has no reason to anticipate, the shares represented by Proxies may be voted for the election of such other person or persons as the Board of Directors recommends. Each of the nominees is a member of the present Board of Directors. Each of the current directors of the Fund first became a director of the Fund in the year indicated. Nominees receiving the greatest number of votes shall be elected.

Abstentions and non-votes are not counted in the election of directors and thushave no effect. The Fund does not have standing audit, nominating, or compensation committees.

                                                                                Shares Owned
                                                                  Director      Beneficially         Total
   Name, Age and                                                  Of Fund          As Of            Percent
Principal Occupation                                               Since        May 1, 2002         Of Class
-------------------------------------------------------------------------------------------------------------
Stephen Kellough; age 75                                           1972              (1)               (1)
  Chairman, President, CEO and Treasurer of the Fund
  (51 years to date total service in various capacities);
  Retired Director (1972-1983) and Retired Executive
  Vice President (1976-1983), Big Bear Stores Company,
  a retail grocery and general merchandise chain, founded
  by Wayne E. Brown in 1933.*

Marilyn Brown Kellough; age 72                                     1976              (1)               (1)
  Vice President and Secretary of the Fund.*


Kent K. Rinker; age 53                                             1996              10                (2)
  President, Rinker & Co., privately-held investment firm;
  Senior Vice President, Laidlaw Equities, Inc.

John E. Josephson; age 55                                          1998              10                (2)
  Independent Consultant (September 1995 - present);
  President and CEO, Big Bear Stores, a division of
  Penn Traffic Company (June 1989 - September 1995)

Joseph L. Churilla, Jr.; age 43                                    2001              10                (2)
  Finance Manager, Wendy's International, Inc. (1988-present)

Stephen E. Dutton; age 52                                          2002              -0-               -0-
  Chief Financial Officer, Chief Operating Officer and Partner
  Don M. Casto Organization, (1995-present)
  Mr. Dutton also serves as a Director of Huntington
  Preferred Capital, Inc., a company which has a class of
  securities registered pursuant to Section 12(g) of the
  Securities Exchange Act of 1934.

(1) See the preceding chart for share ownership information as it relates to Mr. and Mrs. Kellough.
(2)  Represents less than 1% of outstanding shares.
*Interested persons in the fund.

                   DIRECTORS, OFFICERS AND THEIR REMUNERATION

      The Board of Directors of the Fund met two times, and took two actions by unanimous written consent, during 2001. The directors, other than Marilyn and Stephen Kellough, receive a fee of $750.00 for each calendar quarter. Marilyn and Stephen Kellough did not receive any director's fees. It is the policy of the Fund to have the Board take action quarterly, either at a meeting or by unanimous written consent.

      The Executive Officers of the Fund have no agreed upon terms of employment and serve at the pleasure of the Board of Directors. Marilyn and Stephen Kellough, Elizabeth Anne Kellough, Stephen Wayne Kellough and Deborah Kellough Sayre were the only Executive Officers of the Fund during 2001. Mr. Stephen Kellough has served as President of the Fund since 1976. Prior to his retirement after 32 years service in 1983, Mr. Stephen Kellough served as Director (1972-1983) and as Executive Vice President (1976-1983) of Big Bear Stores Company, where he was responsible for corporate warehousing, transportation, real estate, construction and maintenance, managed the Buckeye Stamp subsidiary and served as a trustee (1966-1983) of the Profit-Sharing Plan and each of five Corporate Pension Plans. Mr. Stephen Kellough has served for 51 years the Fund in its present operation as an investment company and in its operation prior to 1976 as a retail grocery and general merchandise chain. Mrs. Marilyn Kellough was a homemaker prior to becoming an officer of the Fund in 1976. She has served in her present capacity since that time.

      For its fiscal year ended December 31, 2001, the Fund paid an aggregate of $14,250 in directors' fees to directors other than Marilyn and Stephen Kellough. The foregoing represents the total remuneration paid by the Fund to officers and directors during that fiscal year and is set forth in the following table.

                               COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------
                                                  Pension or Retirement
                                Aggregate         Benefits Accrued           Estimated Annual     Total Compensation
   Name of Person,              Compensation      as Part of Fund            Benefits Upon          From Fund Paid
   Position                     From Fund         Expenses                   Retirement              To Directors
--------------------------------------------------------------------------------------------------------------------
Stephen Kellough                   - 0 -               - 0 -                      - 0 -                  - 0 -
  President and Treasurer

Marilyn Brown Kellough             - 0 -               - 0 -                      - 0 -                  - 0 -
  Vice President and Secretary

Donald C. Fanta                    $3,000              - 0 -                      - 0 -                  $3,000
  Director

Kent K. Rinker                     $3,000              - 0 -                      - 0 -                  $3,000
  Director

John E. Josephson                  $3,000              - 0 -                      - 0 -                  $3,000
  Director

Paul D. Trott                      $3,000              - 0 -                      - 0 -                  $3,000
  Director

Joseph E. Churilla, Jr.            $2,250              - 0 -                      - 0 -                  $2,250
  Director

                     RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected Deloitte & Touche LLP as the independent accountants of the Fund. Unless instructed in the Proxy to the contrary, the persons named therein intend to vote in favor of the ratification of the selection of Deloitte & Touche LLP as independent accountants of the Fund to serve for the fiscal year ending December 31, 2002. Deloitte & Touche LLP became the independent accountants for the Fund in February 1976, when the Fund was operating as Big Bear Stores Company, an Ohio corporation. Deloitte & Touche LLP has no direct or material indirect financial interest in or other relationship with the Fund. Ratification will require the favorable vote of the holders of shares entitling them to exercise a majority of the voting power of the Fund. Abstentions and non-votes are not counted in the ratification of independent accountants and thus have no effect.

     A representative of Deloitte & Touche LLP will be present at the Annual Meeting with an opportunity to make a statement if he desires to do so and to respond to appropriate questions. The Fund has no audit or other similar committee.

                PROPOSALS BY SHAREHOLDERS FOR 2003 ANNUAL MEETING

     If any shareholder of the Fund wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Fund to be held in 2003, the proposal must be received by the Fund prior to the close of business on January 14, 2003.

                        COMPLIANCE WITH SECTION 30(f) OF
                       THE INVESTMENT COMPANY ACT OF 1940.

     Section 30(f) of the Investment Company Act of 1940 requires the Company's officers, directors and persons who are beneficial owners of more than ten percent of the Company's Common Stock ("reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 30(f) forms filed by them. Based on its review of the copies of Section 30(f) forms received by it, the Company believes that, during 2001, all filing requirements applicable to reporting persons were complied with.

                               GENERAL INFORMATION

     As of the date of this statement, the Board of Directors knows of no other business that will come before the meeting. Should any other matter requiring a vote of shareholders arise, the Proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such Proxies discretionary authority to vote the same in respect to any such other matter in accordance with their best judgment.

     The Fund's annual report, including financial statements, is being mailed to shareholders with the mailing of this Proxy material. Extra copies of the annual report are available upon request.

     The Fund will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by officers, directors and employees of the Fund, personally or by telephone or telegraph, and the Fund will reimburse banks, brokers and nominees for their out-of-pocket expenses incurred in sending proxy material to the beneficial owners of shares held by them.

                                       By Order of the Board of Directors

May 10, 2002                           MARILYN BROWN KELLOUGH, Secretary

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Scioto Investment Company:

We have audited the accompanying statements of net assets of Scioto Investment Company, including the schedules of investments, as of December 31, 2001 and 2000, and the related statements of operations and of changes in net assets, and the financial highlights for each of the five years in the period ended December 31, 2001. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation by correspondence with the custodian of securities owned at December 31, 2001 and 2000. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scioto Investment Company as of December 31, 2001 and 2000, and the results of its operations, the changes in its net assets, and the financial highlights for each of the five years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
/s/ Deloitte & Touche LLP
January 29, 2002

SCIOTO INVESTMENT COMPANY

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001 AND 2000

-------------------------------------------------------------------------------------------
                                                                      2001        2000
ASSETS:
 Investments in money market funds and securities - at
  quoted market value (amortized cost, 2001 - $7,573,374;
  2000 - $7,570,068)                                               $7,656,669  $7,631,930
 Interest receivable                                                   38,922      37,005
 Cash                                                                   1,835       6,922
 Prepaid expenses                                                         680         567
                                                                   ----------  ----------
        Total assets                                                7,698,106   7,676,424
                                                                   ----------  ----------
LIABILITIES:
 Accrued expenses - professional and transfer agent fees               17,098      10,638
                                                                   ----------  ----------
     Total liabilities                                                 17,098      10,638
                                                                   ----------  ----------
NET ASSETS (net asset value per common share based
 on 447,950 common shares outstanding, 2001 - $17.16;
 2000 - $17.12)                                                    $7,681,008  $7,665,786
                                                                   ==========  ==========

See notes to financial statements.

SCIOTO INVESTMENT COMPANY

SCHEDULES OF INVESTMENTS
DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                              DECEMBER 31, 2001
                                              --------------------------------------------------------------------------------------
                                                                Moody's
                                                               Investors    Yield to
                                                 Moody's     Service, Inc.  Maturity
                                                Investors     Bond Rating   (Based on                                       Annual
                                              Service, Inc.     Before       Quoted     Coupon                              Coupon
NAME OF ISSUER AND                             Bond Rating     Insurance     Market    Interest     Due      Principal     Interest
 TITLE OF ISSUE                                (Unaudited)    (Unaudited)    Value)      Rate       Date       Amount       Income
                                              -------------  -------------  ---------  --------  ----------  ----------    --------
UNAFFILIATED MONEY MARKET FUNDS:
 Fifth Third Government Securities Trust                                     1.63%       1.63%     Demand    $      170    $     10
 Fifth Third Municipal Money Market                                          1.13%       1.13%     Demand       263,437       9,431
                                                                                                             ----------    --------
     Total unaffiliated money market funds                                                                      263,607       9,441
                                                                                                             ----------    --------
UNAFFILIATED MUNICIPAL BONDS:
 Akron Ohio MBIA                                   Aaa            NR         4.28       4.000     12/1/2012     600,000 (1)  24,000
 Barberton, Ohio City School District (CSD)        Aaa            A3         4.19       4.350     11/1/2004     300,000      13,050
 Cincinnati, Ohio                                  Aa1            NR         4.81       5.125     12/1/2006     255,000      13,069
 Columbus, Ohio Mun. Airport                       Aaa            A2         4.39       4.500      1/1/2003     200,000       9,000
 Cuyahoga County, Ohio Capital Impt.               Aa1            NR         4.77       5.000     12/1/2003     300,000 (1)  15,000
 Dayton, Ohio G/O FGIC                             Aaa            A2         3.59       3.650     12/1/2002     300,000      10,950
 Hamilton County, Ohio Waste Water System          Aaa            NR         4.15       4.300    10/15/2004     200,000       8,600
 Hilliard, Ohio CSD                                Aa2            NR         4.85       5.150     12/1/2007     300,000      15,450
 Hilliard, Ohio CSD                                Aa2            NR         4.90       5.200     12/1/2008     300,000      15,600
 Lakewood, Ohio CSD                                Aaa            NR          .00        .000 (4) 12/1/2009     200,000 (1)
 Lockland, Ohio CSD                                Aaa            A2         4.56       4.800     12/1/2004     200,000       9,600
 Mahoning County, Ohio Ref-Ser B                   Aaa            A3         4.33       4.500     12/1/2003     300,000      13,500
 Mason, Ohio Cfts. Partn. FACS                     Aaa            NR         4.39       4.300     12/1/2011     300,000 (1)  12,900
 North Ridgeville, Ohio Var. Purp.                 Aaa            A1         4.22       4.100     12/1/2011     200,000 (1)   8,200
 Ohio State PUB FACS Commn. Higher                 Aa             NR         4.33       4.500     12/1/2003     300,000      13,500
 Ohio State PUB FACS Commn. Higher                 Aaa            Aa2        3.95       4.000      6/1/2006     300,000      12,000
 Ohio State PUB FACS Commn. Higher                 Aaa            Aa2        4.10       4.100      6/1/2007     200,000       8,200
 Ohio State Univ. Gen. RCPTS.                      (3)            Aa2        4.79       5.000     12/1/2009     900,000      45,000
 Strongsville, Ohio Rfdg. & Impt.                  Aaa            Aa2        4.09       4.000     12/1/2009     300,000 (1)  12,000
 University of Cincinnati, Ohio                    Aaa            A1         4.24       4.400     12/1/2005     300,000      13,200
 Warrensville, Ohio                                Aaa            A1         4.60       4.850     12/1/2005     170,000       8,245
 Westerville, Ohio CSD                             Aa3            NR         3.70       3.750     12/1/2005     300,000 (1)  11,250
 Wooster, Ohio                                     Aa1            NR         4.02       3.850     12/1/2010     200,000 (1)   7,700
 Wooster, Ohio CSD                                 Aaa            NR         4.20       4.300     12/1/2002     100,000       4,300
 Worthington, Ohio                                 Aa             NR         3.93       4.000     12/1/2006     150,000 (1)   6,000
 Worthington, Ohio                                 Aa             NR         4.02       4.000     12/1/2008     150,000 (1)   6,000
 Akron, Ohio Sewer Systems                                                                        12/1/2001             (2)
 Big Walnut, Ohio Local School District (LSD)                                                     12/1/2001             (2)
 Cleveland, Ohio                                                                                  10/1/2001             (2)
 Dayton, Ohio G/O FGIC                                                                            12/1/2001             (2)
 Hamilton County, Ohio Sewer System                                                               12/1/2005             (2)
 Montgomery County, Ohio Beaver Creek Sewer                                                        9/1/2001             (2)
 Lebanon, Ohio Mtg. Swr. Sys. Rev.                                                                12/1/2001             (2)
                                                                                                             ----------    --------
    Total unaffiliated municipal bonds                                                                        7,325,000     316,314
                                                                                                             ----------    --------
TOTAL                                                                                                        $7,588,607    $325,755
                                                                                                             ==========    ========

                                               ----------------------------------   ----------------------------------------------
                                                     DECEMBER 31, 2001                            DECEMBER 31, 2000
                                               ----------------------------------   ----------------------------------------------
                                                                       % of Total                                       % of Total
                                                                       Portfolio                                        Portfolio
                                                                       (Based on                                        (Based on
                                                             Quoted      Quoted                               Quoted      Quoted
NAME OF ISSUER AND                             Amortized     Market      Market     Principal   Amortized     Market      Market
 TITLE OF ISSUE                                   Cost       Value       Value)       Amount       Cost       Value       Value)
                                               ----------  ----------  ----------   ----------  ----------  ----------  ----------
UNAFFILIATED MONEY MARKET FUNDS:
 Fifth Third Government Securities Trust       $      170  $      170               $      163  $      163  $      163
 Fifth Third Municipal Money Market               263,437     263,437       3.44%    1,230,271   1,230,271   1,230,271      16.12%
                                               ----------  ----------  ----------   ----------  ----------  ----------  ----------
    Total unaffiliated money market funds         263,607     263,607       3.44     1,230,434   1,230,434   1,230,434      16.12
                                               ----------  ----------  ----------   ----------  ----------  ----------  ----------
UNAFFILIATED MUNICIPAL BONDS:
 Akron Ohio MBIA                                  598,809     559,770       7.31
 Barberton, Ohio City School District (CSD)       300,000     311,193       4.06       300,000     300,000     301,143       3.95
 Cincinnati, Ohio                                 259,285     271,371       3.54       255,000     260,156     268,074       3.51
 Columbus, Ohio Mun. Airport                      200,355     204,622       2.67       200,000     200,710     201,298       2.64
 Cuyahoga County, Ohio Capital Impt.              309,172     314,352       4.11
 Dayton, Ohio G/O FGIC                            300,175     304,932       3.98       300,000     300,367     297,294       3.90
 Hamilton County, Ohio Waste Water System         200,000     207,082       2.71       200,000     200,000     200,476       2.63
 Hilliard, Ohio CSD                               305,142     318,468       4.16       300,000     306,011     314,943       4.13
 Hilliard, Ohio CSD                               305,867     317,850       4.15       300,000     306,716     316,932       4.15
 Lakewood, Ohio CSD                               138,388     138,472       1.81
 Lockland, Ohio CSD                               200,509     210,464       2.75       200,000     200,684     204,806       2.68
 Mahoning County, Ohio Ref-Ser B                  301,073     311,433       4.07       300,000     301,633     302,610       3.97
 Mason, Ohio Cfts. Partn. FACS                    303,632     293,211       3.83
 North Ridgeville, Ohio Var. Purp.                202,423     193,864       2.53
 Ohio State PUB FACS Commn. Higher                304,439     311,721       4.07       300,000     306,755     302,610       3.97
 Ohio State PUB FACS Commn. Higher                300,000     303,504       3.96       300,000     300,000     296,247       3.88
 Ohio State PUB FACS Commn. Higher                200,907     199,938       2.61       200,000     201,075     197,768       2.59
 Ohio State Univ. Gen. RCPTS.                     896,672     938,934      12.26       900,000     896,252     944,901      12.38
 Strongsville, Ohio Rfdg. & Impt.                 307,954     293,232       3.83
 University of Cincinnati, Ohio                   301,482     310,707       4.06       300,000     301,861     302,238       3.96
 Warrensville, Ohio                               170,574     179,173       2.34       170,000     170,720     174,333       2.28
 Westerville, Ohio CSD                            301,888     303,711       3.97
 Wooster, Ohio                                    199,707     191,412       2.50
 Wooster, Ohio CSD                                100,638     102,238       1.34       100,000     101,333     100,255       1.31
 Worthington, Ohio                                151,305     152,495       1.99
 Worthington, Ohio                                149,371     148,913       1.95
 Akron, Ohio Sewer Systems                                                             200,000     200,000     199,796       2.62
 Big Walnut, Ohio Local School District (LSD)                                          100,000     100,000     100,069       1.31
 Cleveland, Ohio                                                                       650,000     651,625     647,510       8.48
 Dayton, Ohio G/O FGIC                                                                 300,000     300,236     298,614       3.91
 Hamilton County, Ohio Sewer System                                                    125,000     132,083     128,671       1.69
 Montgomery County, Ohio Beaver Creek Sewer                                            200,000     201,772     201,046       2.63
 Lebanon, Ohio Mtg. Swr. Sys. Rev.                                                     100,000      99,645      99,862       1.31
                                               ----------  ----------  ----------   ----------  ----------  ----------  ----------
    Total unaffiliated municipal bonds          7,309,767   7,393,062      96.56     6,300,000   6,339,634   6,401,496      83.88
                                               ----------  ----------  ----------   ----------  ----------  ----------  ----------
TOTAL                                          $7,573,374  $7,656,669     100.00%   $7,530,434  $7,570,068  $7,631,930     100.00%
                                               ==========  ==========  ==========   ==========  ==========  ==========  ==========

Ratings shown have not been audited by Deloitte & Touche LLP.
(1) Total principal amount of 2001 purchases - $2,700,000.
(2) Total principal amount of 2001 maturities - $1,675,000.
(3) NR - Not rated.
(4) Zero coupon bond.

See notes to financial statements.

SCIOTO INVESTMENT COMPANY

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, 1999, 1998 AND 1997
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,
                                                                -----------------------------------------------------
                                                                  2001       2000       1999       1998       1997
INVESTMENT INCOME:
   Nontaxable interest (net of excess of bond premium
     amortization over discount accretion, 2001 - $15,195;
     2000 - $15,289; 1999 - $27,088; 1998 - $26,421;
     1997 - $30,280) (Note 1)                                   $ 309,038  $ 313,998  $ 280,559  $ 303,234  $ 311,905
   Taxable interest                                                                                      2          6
                                                                ---------  ---------  ---------  ---------  ---------
        Total investment income                                   309,038    313,998    280,559    303,236    311,911
                                                                ---------  ---------  ---------  ---------  ---------
OPERATING EXPENSES:
   Professional services:
     Accounting and bookkeeping                                    19,610     17,770     18,320     16,775     17,840
     Audit and tax                                                 22,950     23,455     23,582     17,793     13,479
     Legal                                                         21,965     20,462     16,149     13,010     20,411
   Transfer agent fees                                              9,600      5,529      8,428      4,705      7,352
   Directors' fees                                                 14,250     12,000     11,750      9,000      9,500
   Miscellaneous                                                   19,155     21,407      5,225      4,285      4,863
                                                                ---------  ---------  ---------  ---------  ---------
        Total operating expenses                                  107,530    100,623     83,454     65,568     73,445
                                                                ---------  ---------  ---------  ---------  ---------
NET INVESTMENT INCOME                                             201,508    213,375    197,105    237,668    238,466
                                                                ---------  ---------  ---------  ---------  ---------
REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS - Unrealized appreciation
   (depreciation) of investments                                   13,500    189,135   (168,785)    13,298     (1,132)
                                                                ---------  ---------  ---------  ---------  ---------
        Net gain (loss) on investments                             13,500    189,135   (168,785)    13,298     (1,132)
                                                                ---------  ---------  ---------  ---------  ---------
INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                              $ 215,008  $ 402,510   $ 28,320  $ 250,966  $ 237,334
                                                                =========  =========  =========  =========  =========


See notes to financial statements.

SCIOTO INVESTMENT COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, 1999, 1998 AND 1997
--------------------------------------------------------------------------------

                                                                      Year Ended December 31,
                                                -------------------------------------------------------------------
                                                   2001          2000          1999          1998          1997
INCREASE IN NET ASSETS:
  Operations:
     Investment income - net                    $   201,508   $   213,375   $   197,105   $   237,668   $   238,466
     Realized and unrealized appreciation
       (depreciation) of investments                 13,500       189,135      (168,785)       13,298        (1,132)
                                                -----------   -----------   -----------   -----------   -----------
          Increase in net assets resulting
            from operations                         215,008       402,510        28,320       250,966       237,334

DIVIDENDS TO SHAREHOLDERS FROM
  INVESTMENT INCOME - Net                          (199,786)     (215,464)     (197,098)     (234,726)     (236,518)
                                                -----------   -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              15,222       187,046      (168,778)       16,240           816


NET ASSETS AT BEGINNING OF YEAR                   7,665,786     7,478,740     7,647,518     7,631,278     7,630,462
                                                -----------   -----------   -----------   -----------   -----------
NET ASSETS AT END OF YEAR -
  (Including undistributed net
  investment income,
  2001 - $189,702; 2000 - $187,980;
  1999 - $190,069; 1998 - $190,062;
  1997 - $187,120                               $ 7,681,008   $ 7,665,786   $ 7,478,740   $ 7,647,518   $ 7,631,278
                                                ===========   ===========   ===========   ===========   ===========


See notes to financial statements.

SCIOTO INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, 1999, 1998 AND 1997
--------------------------------------------------------------------------------

1.   ACCOUNTING POLICIES

     Organization - The Company was incorporated in 1933 in Ohio. In September 1976 the Company registered under the Investment Company Act of 1940 and presently operates as a non-diversified, closed-end management company. See
     Note 3 regarding sale of Company assets on August 30, 1976, with changes only of this Company's business and name.

     Security Valuation - Investments in municipal bonds are stated at the bid price as of the end of the year. The bid price (used to determine quoted market value in the accompanying schedule of investments) is determined from written quotations received from a reputable broker. Investments in money market funds are stated at cost which equals market value. At December 31, 2001, unrealized appreciation of investments of $83,295 consisted of $165,758 of unrealized gains and $82,463 of unrealized losses. Amortized cost of investments is the same for Federal income tax purposes.

     Security Transactions - Security transactions are accounted for on the trade date. Purchases and sales (including maturities) of investments, excluding money market funds, for the year ended December 31, 2000 were $2,700,000 and $1,675,000, respectively. Cost of securities sold is determined using the identified amortized cost basis.

     Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Federal Income Tax - The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, principally Sections 851 and 852 of Subchapter M, and to annually distribute substantially all of its investment income to its shareholders; accordingly, no Federal income tax provision is required on net investment income. Realized capital gains are subject to Federal income tax at regular corporate capital gains tax rates. Realized capital losses can only be used to offset capital gains.

     The Tax Reform Act of 1984 permits certain regulated investment companies to be personal holding companies as defined in Section 542 of the Internal Revenue Code. The Company will be able to retain regulated investment company status for Federal income tax purposes even if it is a personal holding company. As a personal holding company, the Company is permitted to invest in taxable investments. If, at the close of each quarter of its taxable year, at least 50 percent of the value of the total assets of the Company consist of tax exempt obligations, a pro-rata portion of the Company's distributions will qualify as exempt interest dividends.

     Income and Expense Recognition - Interest income and related expenses are recognized on the accrual basis. Amortization of bond premiums and accretion of bond discounts, calculated using a method which approximates the interest method, are charged or credited against interest income over the term of the bond.

2.   FINANCIAL HIGHLIGHTS

     Selected data for each of the 447,950 common shares of Scioto Investment Company outstanding for each of the five years in the period ended December 31, 2001 is as follows:

Per Share Data:                            2001      2000      1999      1998      1997

Net asset value at
   beginning of year                     $ 17.12   $ 16.70   $ 17.07   $ 17.04   $ 17.03
Income from investment
   operations:
   Investment income (bond interest)        0.70      0.70      0.63      0.68      0.69
   Operating expenses                      (0.24)    (0.22)    (0.18)    (0.15)    (0.16)
                                         -------   -------   -------   -------   -------
   Net investment income                    0.46      0.48      0.45      0.53      0.53
Unrealized and realized gain
   (loss) on investments                    0.03      0.42     (0.38)     0.03       .00
                                         -------   -------   -------   -------   -------
     Total from investment
        operations                          0.49      0.90      0.07      0.56      0.53
                                         -------   -------   -------   -------   -------
Distributions to shareholders
   (dividends)                             (0.45)    (0.48)    (0.44)    (0.53)    (0.52)
                                         -------   -------   -------   -------   -------
Net asset value at end of year           $ 17.16   $ 17.12   $ 16.70   $ 17.07   $ 17.04
                                         =======   =======   =======   =======   =======
Total return (aggregate)                    2.80%     5.38%     0.37%     3.29%     3.11%

Ratios to Average
   Net Assets:                           2001           2000           1999           1998            1997
Operating expenses                       1.40%          1.31%          1.12%          0.86%           0.96%
Net investment income                    2.62%          2.78%          2.64%          3.11%           3.13%

Supplemental Data:

Net assets at end
   of year                           $ 7,681,008    $ 7,665,786    $ 7,478,740    $ 7,647,518    $ 7,631,278

Number of shares
   outstanding at end
   of year                               447,950        447,950        447,950        447,950        447,950

Portfolio turnover rate                  23.43%         21.07%         19.60%         52.86%          16.97%

3.   SALE OF COMPANY ASSETS, CHANGES IN BUSINESS, AND LEASE LIABILITIES
     UNDERTAKING

     Prior to August 30, 1976, the Company operated a chain of 54 supermarkets and 12 discount department stores in Ohio, West Virginia, and Kentucky in leased premises. On June 30, 1976, the Company and each of its subsidiaries (the "Company") entered into an Agreement of Sale, pursuant to which substantially all of the assets of the Company were sold for $33.00 per Class A and Class B common share cash and assumption of all of the liabilities of the Company, however, the Company remains contingently liable for non-cancelable leases entered into previously that are still in effect. The Company would only be required to make payments under these leases in the event of non-payment of rent by the existing tenant, The Penn Traffic Company ("Penn" a Delaware Corporation, Federal ID #25-0716800, which acquired the Big Bear Stores Company, a Delaware Corporation, Federal ID #31-0888208), during an existing exercised option period.

     Subsequent to the sale consummation on August 30, 1976, the Company's subsidiaries were liquidated and merged into the Company, and the Company's name was changed from Big Bear Stores Company, an Ohio corporation (Federal ID #31-4128470), to Scioto Investment Company, an Ohio corporation (no change in Federal ID #).

     As indicated above, the Company remains contingently liable for non-cancelable leases entered into prior to the date of sale of substantially all of the assets of the Company on August 30, 1976. At December 31, 2001, the remaining minimum future lease rental commitments during the non-cancelable lease terms are approximately $2,740,000 ($3,087,000 at December 31, 2000) and the total of the non-cancelable leases plus total option periods minimum future lease rental commitments are approximately $10,855,000 ($11,507,000 at December 31, 2000), before considering any offsetting rental income the Company might receive if the Company subsequently directly leases the property to other parties. These non-cancelable leases require approximately $700,000 in annual minimum rentals at December 31, 2001 and 2000.

     In December 1998 Penn defaulted on its debt obligations. Subsequently, Penn reached an agreement with its creditors and implemented the restructuring plan. Based upon the current circumstances and available information, no losses have been recorded by the Company or any claims submitted to the Company. Penn Traffic filed a Chapter 11 bankruptcy petition in U.S. Bankruptcy Court in Delaware on March 1, 1999 and completed the process emerging from Chapter 11 on June 29, 1999. Penn Traffic's Chapter 11 restructuring enabled it to cancel $1.13 billion of debt in exchange for:
     $100 million of new senior notes; new shares of common stock; and warrants to purchase common stock. None of the leases as to which the Company could have any contingent liability were rejected in the Chapter 11 reorganization.

4.   COMMON SHARES

     The status of common shares, stated value of $66 per share, at December 31, 2001 follows:

                                   Par              Shares
        Title                     Value           Authorized      Outstanding

        Class A                 $.0066-2/3         4,000,000        108,800
        Class B                 $.0066-2/3         1,000,000        339,150

     On July 29, 1981, the shareholders approved a 25 for 1 reverse stock split (this adjusted the post reverse split June 30, 1976 equivalent purchase price to $825 per share) which was effective August 3, 1981 and fractioned shares were purchased (total of $119,950) by the Company at the rate of $23.30 per pre-reverse split share based on the June 30, 1981 book value per share.

     On December 13, 1989, the shareholders approved an amendment to the Articles of Incorporation to increase the authorized number, and reduce the par value, of the Company's common shares and to eliminate provisions relating to the authorization of prior preferred stock and preferred stock. A 50-for-1 stock split, effective on December 14, 1989 (this adjusted the post split June 30, 1976 equivalent purchase price to $16.50 per share), was approved by the shareholders. Each share of Class A stock is entitled to one vote and each share of Class B stock is entitled to ten votes.

                                   * * * * * *